UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2008
CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954

(State of other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
2828 Colby Avenue, Everett, WA 98201

(Address of principal executive offices, including Zip Code)
(425) 339-5500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note
     On November 25, 2008, Cascade Financial Corporation (the “Company”) filed a current report on Form 8-K reporting the Company’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program, but inadvertently failed to attach the following exhibits to the 8-K. This Amendment No. 1 on Form 8-K/A is being filed to correct the foregoing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are being furnished with this Report:
3.1	Articles of Amendment

4.1	Form of Series A Preferred Stock Certificate

4.2	Warrant to purchase 863,442 shares of Common Stock, issued on November 21, 2008

10.1	Letter Agreement, dated November 21, 2008, including Securities Purchase Agreement — Standard Terms, between the Company and the United States Department of the Treasury

10.2	Form of the Waiver, executed by Carol K. Nelson, Lars H. Johnson, Robert G. Disotell, LeAnne M. Harrington, Debbie E. McLeod, and Steven R. Erickson

10.3	Form of Agreement to Amend Compensation Arrangements with Senior Executive Officer, executed by Carol K. Nelson, Lars H. Johnson, Robert G. Disotell, LeAnne M. Harrington, Debbie E. McLeod, and Steven R. Erickson

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE FINANCIAL CORPORATION
Dated: November 26, 2008	By:	/s/ Carol K. Nelson
Carol K. Nelson
President and CEO